SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 30, 2001


                            WESCO International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    333-43225                25-1723345
  ----------------------------        --------------        -------------------
  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)


                                 Commerce Court
                         Four Station Square, Suite 700
                         Pittsburgh, Pennsylvania 15219
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (412) 454-2254

Item 5.     Other Events.

         On January 30, 2001, WESCO International, Inc. announced initiatives to streamline operations, certain non-recurring charges, its outlook for the fourth quarter of 2000 and expectations for the year 2001. A copy of the press release making such announcement is filed herewith as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

            99.1          Press Release dated January 30, 2001



















                                Page 2 of 4 pages

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WESCO INTERNATIONAL, INC.


                                      By: /s/ Stephen A. Van Oss
                                          ------------------------------------
                                          Stephen A. Van Oss
                                          Chief Financial Officer

Dated:  January 30, 2001
















                                Page 3 of 4 pages

                                  EXHIBIT INDEX
                                  -------------


         99.1        Press Release dated January 30, 2001

















                                Page 4 of 4 pages